UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 12, 2010

ZYGO CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-12944	06-0864500
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Laurel Brook Road, Middlefield, CT	06455-0448
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(860) 347-8506

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

This Amendment No. 1 on Form 8-K/A is being filed to amend the Current Report on Form 8-K (the initial 8-K) filed by Zygo Corporation on November 18, 2010, to correct an inadvertent error, in Item 8.01 Other Events regarding the date on which Zygo Corporation closed on the acquisition of substantially all the assets of ASML US, Inc.’s Richmond, California facility. The closing date of November 16, 2010, in the initial 8-K, should have read November 12, 2010.

Pursuant to the instructions to Item 8.01 of Form 8-K, Zygo Corporation hereby amends Item 8.01 Other Events of the initial 8-K to read “On November 12, 2010, Zygo Corporation closed on the acquisition of substantially all the assets of ASML US, Inc.’s Richmond, California facility, including high precision optical machining and polishing equipment, work-in-process inventory and a 60,000 square-foot facility in Richmond, California. The purchase price paid by Zygo is the net book value of the acquired assets, including current work-in-process inventory. In conjunction with the acquisition, Zygo entered into a long-term supply agreement with ASML. In a press release dated November 16, 2010, Zygo announced the closing of the acquisition. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.”

ITEM 8.01 OTHER EVENTS.

On November 12, 2010, Zygo Corporation closed on the acquisition of substantially all the assets of ASML US, Inc.’s Richmond, California facility, including high precision optical machining and polishing equipment, work-in-process inventory and a 60,000 square-foot facility in Richmond, California. The purchase price paid by Zygo is the net book value of the acquired assets, including current work-in-process inventory. In conjunction with the acquisition, Zygo entered into a long-term supply agreement with ASML. In a press release dated November 16, 2010, Zygo announced the closing of the acquisition. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

	99.1	Press Release, dated November 16, 2010, issued by Zygo Corporation which announced the acquisition of assets of ASML US, Inc. Richmond Optics facility.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZYGO CORPORATION

Date: November 19, 2010	By:	/s/ John A. Tomich
Name: John A. Tomich
Title: Vice President, Secretary and
General Counsel

EXHIBIT INDEX

99.1	Press Release, dated November 16, 2010, issued by Zygo Corporation which announced the acquisition of assets of ASML US, Inc. Richmond Optics facility.